                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   NEWSOUTH BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

               [NEWSOUTH BANCORP, INC. LETTERHEAD]





                          March 5, 1998




Dear Stockholder:

     We invite you to attend the Special Meeting of Stockholders (the "Special Meeting") of NewSouth Bancorp, Inc. (the "Company") which will be held on Wednesday, April 8, 1998, at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina at 10:00 a.m., eastern time. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

     The Special Meeting has been called to consider and vote upon approval of the Company's 1997 Stock Option Plan and Management Recognition Plan. Enclosed are a Proxy Statement and a Proxy Card. Certain directors and officers of the Company will be present at the Special Meeting to respond to any questions that our stockholders may have.

     The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Special Meeting.

     On behalf of the Board of Directors and all the employees of the Company and NewSouth Bank, I wish to thank you for your continued support.

                                   Sincerely,

                                   /s/ Thomas A. Vann

                                   Thomas A. Vann
                                   President

________________________________________________________________

                      NEWSOUTH BANCORP, INC.
                       1311 CAROLINA AVENUE
                 WASHINGTON, NORTH CAROLINA 27889
________________________________________________________________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON APRIL 8, 1998

________________________________________________________________

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of NewSouth Bancorp, Inc. (the "Company") will be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina on Wednesday, April 8, 1998, at 10:00 a.m., eastern time.

     A Proxy Statement and Proxy Card for the Special Meeting are enclosed.

     The Special Meeting is for the purpose of considering and acting upon the following matters:

          1.   Approval of the NewSouth Bancorp, Inc. 1997 Stock
Option Plan;

          2.   Approval of the NewSouth Bancorp, Inc. Management
Recognition Plan;

          3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Special Meeting.

     Any action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned. Stockholders of record at the close of business on February 25, 1998 are the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed Proxy
Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Special Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ William L. Wall

                              William L. Wall
                              Secretary

Washington, North Carolina
March 5, 1998


     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

________________________________________________________________

                         PROXY STATEMENT
                                OF
                      NEWSOUTH BANCORP, INC.
                       1311 CAROLINA AVENUE
                 WASHINGTON, NORTH CAROLINA 27889

________________________________________________________________

                 SPECIAL MEETING OF STOCKHOLDERS
                          APRIL 8, 1998

________________________________________________________________
                             GENERAL
________________________________________________________________

     This Proxy Statement is furnished to stockholders of NewSouth Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") which will be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina on Wednesday, April 8, 1998, at 10:00 a.m., eastern time, and at any adjournment thereof. The accompanying Notice of Special Meeting and Proxy Card and this Proxy Statement are being first mailed to stockholders on or about March 5, 1998.


________________________________________________________________
                VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Regardless of the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), owned, it is important that stockholders be represented by proxy or present in person at the Special Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE APPROVAL OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with the determination of a majority of the Board of Directors on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary of the Company at the address listed above, or by attending the Special Meeting and voting in person. The presence of a stockholder at the Special Meeting will not in itself revoke such stockholder's proxy.

________________________________________________________________
             VOTING SECURITIES AND SECURITY OWNERSHIP
________________________________________________________________

     The securities entitled to vote at the Special Meeting consist of the Company's Common Stock. Stockholders of record as of the close of business on February 25, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 2,909,500 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Special Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, including the executive officer of the Company named in the Summary Compensation Table set forth under "Management Compensation -- Executive Compensation -- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                         SHARES OF COMMON STOCK
                                           BENEFICIALLY OWNED      PERCENT OF
                                           AT RECORD DATE (1)      CLASS (2)
                                         ----------------------    ----------
Persons Owning Greater than 5%:
------------------------------

  NewSouth Bancorp, Inc.                        231,629               7.96%
  Employee Stock Ownership Plan Trust
    ("ESOP")
  1311 Carolina Avenue
  Washington, North Carolina  27889

Directors:
---------
   Edmund T. Buckman, Jr.                        40,000 (3)           1.37
   Linley H. Gibbs, Jr.                          20,000 (4)              *
   Frederick N. Holscher                         13,763 (5)              *
   Frederick H. Howdy                            40,000 (6)           1.37
   Charles E. Parker, Jr.                        20,000                  *
   Marshall T. Singleton                         31,466 (7)           1.08
   Thomas A. Vann                                46,441 (8)           1.60

All directors and executive officers            241,563               8.30
  of the Company as a group (16 persons)

__________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts do not include shares with respect to which Directors Gibbs, Holscher, and Howdy have voting power by virtue of their positions as trustees of the trusts holding 231,629 shares under the ESOP and 116,380 shares under the Company's proposed Management Recognition Plan ("MRP"). Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and, subject to applicable labor laws, unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. At the Record Date, 24,828 shares had been allocated. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) Based on a total of 2,909,500 shares of Common Stock outstanding at the Record Date.
(3)  Includes 20,000 shares owned by Mr. Buckman's spouse.
(4)  Includes 1,400 shares owned by Mr. Gibbs' spouse.
(5) Includes 1,350 shares owned by Mr. Holscher's spouse, 200 shares owned by his son and 100 shares owned by his daughter.
(6)  Includes 20,000 shares owned by Dr. Howdy's spouse.
(7) Includes 10,000 shares owned by B.E. Singleton & Sons, Inc., a corporation co-owned by Mr. Singleton, and 1,484 shares owned by his spouse.
(8) Includes 20,000 shares owned by Mr. Vann's spouse, 5,000 shares owned by his son and 1,441 shares allocated to Mr. Vann's account under the ESOP.
*    Less than 1% of outstanding Common Stock.


________________________________________________________________
     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
________________________________________________________________

Overview and Philosophy

     The Company's executive compensation policies are established by the Executive Committee of the Board of Directors (the "Committee") composed of three outside directors and the Company's President, Thomas Vann. Mr. Vann does not participate in deliberations regarding his compensation. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

     o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

     o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

     o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

     o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

     o To attract and retain top performing executive officers for the long-term success of the Company.

     In furtherance of these objectives, the Committee has determined that there should be two specific components of executive compensation: base salary and a cash bonus.

     Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. In addition, the Company maintains a salary administration program, pursuant to which it assembles a list of executive positions, with job descriptions and salary ranges, which the Committee uses in setting executive salaries. In setting executive salaries, the Committee also takes into consideration the relative complexity of the Bank's operations, compared to those of other similarly sized banks, attributable to the large volume of loans serviced for others. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers.

     Bonus. The Bank pays a discretionary bonus on an annual basis based on satisfaction of a combination of individual and
Bank performance objectives.   Whether bonuses are paid each
year and the amount of such bonuses are determined by the Committee, subject to ratification by the Board of Directors, at year end based on the Bank's ability to achieve performance goals established by the Board in each year's Business Plan. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

     In addition, the Committee believes that stock related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Committee recommended and the Board of Directors adopted the NewSouth Bancorp, Inc. 1997 Stock Option Plan (the

"Option Plan") and the NewSouth Bancorp, Inc. Management
Recognition Plan (the "MRP"), each subject to stockholder approval at the Special Meeting.

     The Board of Directors adopted the Option Plan pursuant to which officers and directors will be granted options to acquire a number of shares of Common Stock equal to up to an aggregate of 10% of the outstanding Common Stock. The Committee believes that an option plan can serve as a means of providing key employees with the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders.

     In addition, the Board of Directors adopted the MRP pursuant to which officers and directors would be granted awards of restricted Common Stock, subject to vesting and forfeiture as determined by the Committee. The maximum aggregate number of shares available for awards under the MRP will equal 4% of the outstanding Common Stock. The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future.

     For information with respect to the Option Plan, see
"Proposal I -- Approval of the NewSouth Bancorp, Inc. 1997 Stock
Option Plan," and for information with respect to the MRP, see
"Proposal II -- Approval of the NewSouth Bancorp, Inc.
Management Recognition Plan."

Compensation of the President

     Mr. Vann's base salary is established in accordance with the terms of the employment agreement entered into between the Company and Mr. Vann. See " -- Executive Compensation -- Employment Agreements." The Committee determines the President's compensation on the basis of several factors. In determining Mr. Vann's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated banks and non-diversified banks and other financial institutions of similar asset size. The Committee believes that Mr. Vann's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

     Mr. Vann received bonus compensation for fiscal year 1997 pursuant to the same basic factors as described above under " -- Bonus." In establishing Mr. Vann's bonus, the Committee considered the Company's overall performance, record of increase in shareholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 1997 in relation to the established Business Plan and achieving certain annual performance goals, including but not limited to return on assets and return on equity, satisfactory results of regulatory examinations and independent audits, and successfully completing the conversion of the Bank from the mutual to the stock form of ownership and from a savings bank to a commercial bank.

     The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.


                         Members of the Executive Committee

                         Frederick H. Howdy (Chairman)
                         Linley H. Gibbs, Jr.
                         Frederick N. Holscher
                         Thomas A. Vann



COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph and table which follow show the cumulative total return on the Common Stock for the period from April 8, 1997 (the day trading began in the Common Stock following completion of the Company's initial public offering) through the fiscal year ended September 30, 1997 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on April 8, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

               CUMULATIVE TOTAL STOCKHOLDER RETURN
          COMPARED WITH PERFORMANCE OF SELECTED INDEXES
             APRIL 8, 1997 THROUGH SEPTEMBER 30, 1997


                               04/08/97        09/30/97

         COMPANY                 $100           $154.8
         NASDAQ                   100            134.4
         NASDAQ BANKS             100            136.0


    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies traded on the Nasdaq market. Line graph plots the cumulative total return from April 8, 1997 to September 30, 1997. Plot points are provided above.]


________________________________________________________________
                     MANAGEMENT COMPENSATION
________________________________________________________________

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended September 30, 1997 and 1996 awarded to or earned by the President. No other executive officer of the Company earned salary and bonus in fiscal 1997 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                     Annual Compensation
                              -------------------------------
Name and             Fiscal                       Other Annual     All Other
Principal Position    Year    Salary    Bonus    Compensation(1)  Compensation
------------------   ------  --------  --------  ---------------  ------------
Thomas A. Vann        1997   $156,750  $ 50,000    $      --      $104,927 (2)
   President          1996    135,000    55,000           --        60,025

__________
(1) Executive officers of the Company and the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1997 did not exceed 10% of the executive officer's salary and bonus.
(2) For the year ended September 30, 1997, consists of $4,711 in matching contributions under the Bank's 401(k) Plan, $7,706 in Board of Directors and Committee fees, $44,860 representing the value as of September 30, 1997 of shares of Common Stock allocated to Mr. Vann's account under the ESOP, $26,900 accrued under a Supplemental Income Plan Agreement, $11,500 accrued under a Directors Deferred Compensation Plan Agreement, $3,250 accrued under a Directors Deferred Retirement Plan Agreement and $6,000 accrued pursuant to the Bank's Pension Plan.


     Pension Plan. The Bank sponsors a defined benefit plan (the "Pension Plan") in which employees who have one year of service and have reached age 21 are eligible to participate. Participating employees become 100% vested in their right to benefits upon completing five years of service, except that participants become 100% vested upon attaining age 65, regardless of years of service. If vested, a participant in the Pension Plan will receive, after completion of 30 or more years of service, an annual normal retirement benefit at age 65 equal to the sum of (a) 37.5% of the participant's average salary over his highest five years of compensation up to the "covered compensation level" (as defined in the Pension Plan), plus (b) 52.5% of the participant's average salary of his highest five years of compensation over the covered compensation level. Upon termination of employment at or after age 65 before completion of 30 years of service, the retirement benefit will be multiplied by the ratio of the employee's actual years of service to 30 years. On an actuarially reduced basis, the Pension Plan also provides for both early retirement benefits, beginning at age 55, and death benefits. The Bank makes all contributions to the Pension Plan. At September 30, 1997, Mr. Vann had approximately 25 years of credited service under the Pension Plan.

     The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits and retirement at September 30, 1997. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled. The Pension Plan is not subject to offset for Social Security benefits.

                                     Years of Service
Average Final       ------------------------------------------
Compensation (1)      15       20       25       30       35
----------------    ------   ------   ------   ------   ------
   125,000          $30,500  $40,600  $50,800  $61,000  $61,000
   150,000           37,000   49,400   61,700   74,100   74,100
   175,000           43,600   58,100   72,700   87,200   87,200
   200,000           50,200   66,900   83,600  100,300  100,300
   225,000           56,700   75,600   94,500  113,500  113,500
   250,000           63,300   84,400  105,500  126,600  126,600
   300,000           76,400  101,900  127,400  152,800  152,800

__________
(1) The compensation covered by the Pension Plan consists of salary and bonus and the portion of all other compensation represented by Board of Directors and Committee fees listed on the Summary Compensation Table.


     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") pursuant to which Thomas A. Vann (the "Employee") serves as President of the Bank and President of the Company. In such capacities, the Employee is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Boards of Directors.

     The Employment Agreements became effective on April 7, 1997 and provide for a term of three years. On each anniversary date of the commencement of the Employment Agreements, the term of the Employee's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements terminate upon the Employee's death, may terminate upon the Employee's disability and is terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Employee without just cause, the Employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at the Employee's election, either continued participation in benefits plans in which the Employee would have been eligible to participate through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate his Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     In the event of (i) the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the second anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee, or (iii) the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, the Employee will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within 10 business days following a change in control, the Bank shall fund a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to him. The aggregate payment that would be made to Mr. Vann assuming his termination of employment under the foregoing circumstances at September 30, 1997 would have been approximately $502,320. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.


DIRECTOR COMPENSATION

     Each member of the Bank's Board of Directors receives a fee of $1,150 for each regular and special Board meeting attended and $75 for each Board committee meeting attended. No fees are paid for attendance at meetings of the Company's Board. In addition, directors will participate in and receive certain automatic awards under the Option Plan and the MRP. See "Proposal I -- Approval of the NewSouth Bancorp, Inc. 1997 Stock Option Plan", "Proposal II -- Approval of the NewSouth Bancorp, Inc. Management Recognition Plan" and "New Plan Benefits." Directors also participate in certain benefit plans of the Company and the Bank, as described below.

     The Bank has entered into a Supplemental Income Agreement (as amended, the "SIA") with Thomas A. Vann. Pursuant to the terms of the SIA, Mr. Vann may elect to defer a portion of his cash compensation on a monthly basis. Upon the earlier of Mr. Vann's (i) attainment of age 65 ("SIA Retirement Age") and (ii) the date of Mr. Vann's retirement before the SIA Retirement Age but after attaining age 55 and completing at least 29 years of service with the Bank ("SIA Early Retirement Date"), the Bank shall pay Mr. Vann (in lieu of cash compensation otherwise receivable) an amount equal to $19,250 ("SIA Retirement Amount") annually for a period of 15 years. This amount shall be increased by 5% for every full year of service after July 1, 1990, provided that there will be no increases in benefits (i) after Mr. Vann reaches age 65 and (ii) for more than 10 years of additional service.

     In the event of Mr. Vann's death after becoming entitled to receive the SIA Retirement Amount but before any payments have been made, his beneficiary shall receive all remaining payments. In the event of Mr. Vann's death prior to attaining age 65, the Bank will pay his beneficiary $19,250 annually for 15 years. In the event of Mr. Vann's termination of employment by reason other than death, retirement upon attaining age 65, or upon the occurrence of the SIA Early Retirement Date, Mr. Vann (or his beneficiary) shall be entitled to receive, on the earlier of his attainment of age 65 and his death, a percentage of the SIA Retirement Amount. This percentage will be based on Mr. Vann's full years of service up to the date of his termination, beginning with 0% for less than 20 years of service, and increased in 5% increments (from 50% to 100%) for every year of service thereafter, starting with 50% at 20 years of service up to 100% for 29 years of service. In the event that Mr. Vann's employment terminates for any reason other than his death, or retirement on the SIA Early Retirement Date prior to the time he is first entitled to receive payments under the SIA, Mr. Vann shall be entitled to receive such percentages of his SIA Retirement Amount, as discussed above, when he reaches age 55 or on upon his death, whichever is earlier. In the event that a termination of protected employment occurs (i) on or before the SIA Retirement Date or SIA Early Retirement Date and (ii) following a "change in control" (as defined below), then Mr. Vann shall be deemed to have retired as of the SIA Early Retirement Date, except that the SIA Early Retirement Date shall be deemed to be the date of the change in control.

     The Bank has entered into a Supplemental Income Plan Agreement (as amended, the "SIPA") with Thomas A. Vann. Pursuant to the terms of SIPA, if Mr. Vann retires from employment with the Bank either at or after the age of 65 (the "Retirement Date") or at or after age 55 with at least 10 years of service with the Bank after January 1, 1994 (the "Early Retirement Date"), the Bank shall pay, in equal monthly installments, a minimum sum of $40,000 ("SIPA Retirement Amount") per annum for a period of 15 years. This amount shall increase by 5% for each full year of service completed by Mr. Vann after January 1, 1994.

     In the event of Mr. Vann's death after becoming entitled to receive payments but before all payments have been made, the Bank will make the remaining payments to his designated beneficiary. In the event of Mr. Vann's death before the Retirement Date or Early Retirement Date, the Bank shall make payments in the same manner as if he had retired. In the event that Mr. Vann terminates his service for reasons other than (i) his retirement on the Early Retirement Date, (ii) a change in control, (iii) "termination of protected employment" (as defined below), or (iv) his death, and the termination occurs before he is entitled to receive payments, Mr. Vann shall be entitled to receive a percentage of his SIPA Retirement Amount upon his attainment of age 55 or prior death. This percentage will be based on Mr. Vann's full years of service after January 1, 1994, and increased in 10% increments (from 10% to 100%) for every year of service after January 1994, starting with 10% at one year of service up to 100% for 10 years of service. Payments shall be made in equal monthly installments. In the event that, prior to the Retirement Date or Early


Retirement Date, a "termination of protected employment" occurs following a change in control, Mr. Vann shall be deemed to have retired as of his Early Retirement Date, and the Early
Retirement Date shall be considered the date of the change in control.

     The Bank has entered into a Directors' Deferred Compensation Plan Agreement (as amended, the "Agreement") with each of Directors Buckman, Howdy, Gibbs, Parker, Singleton, Holscher and Vann (the "Directors"). Pursuant to the terms of the Agreements, the Directors have agreed to defer the receipt of their Directors' fees in the amount of $350 per month, beginning on January 1, 1994 and ending on December 31, 1998.
In exchange for the agreement to defer fees, the Directors shall receive certain retirement benefits (described below) upon the later to occur of their 65th birthday and January 1, 1999 (the "Qualifying Date"). Upon the Qualifying Date, the Bank shall pay a Director a certain amount ("Deferred Amount") per month for 120 months. The Deferred Amount for Directors Buckman, Howdy, Gibbs, Parker, Singleton, Holscher and Vann equals $513, $942, $942, $1,533, $1,975, $4,088, and $4,818, respectively.

     In the event of a Director's death after becoming entitled to receive the Deferred Amount but before all of the payments have been made, the Bank shall make the remaining payments to the Director's beneficiary. Similarly, in the event of a Director's death while serving as a Director but before the Qualifying Date, the Bank will pay the Deferred Amount per month for 120 months to the Director's beneficiary. In the event that a Director voluntarily resigns after January 1, 1996 but before the Qualifying Date, then the Director will receive a percentage of the monthly Deferred Amount. This percentage varies among the different Agreements, but is generally determined by a formula based on the Director's full years of service after January 1, 1994. The Deferred Amounts generally vest over a period of five to ten years under the different Agreements. In the event that the Director's service is terminated on or before the Qualifying Date for a reason other than death or voluntary resignation, then he shall be paid the vested monthly Deferred Amount, and the Qualifying Date shall be deemed to be the date of the Director's termination of service.

     The Bank has entered into a Directors' Retirement Plan Agreement, as amended ("Retirement Plan") with Directors Buckman, Howdy, Parker, Singleton, Holscher, Gibbs and Vann. Under the terms of the Retirement Plan, the Bank will pay a director a monthly amount (the "Retirement Plan Amount") for a period of 120 months beginning upon the later to occur of the director's 70th birthday and January 1, 1999 ("Retirement Plan Qualifying Date"). Under the Retirement Plan, Directors Vann, Buckman, Howdy, Parker, Singleton, Holscher and Gibbs each will receive $2,000 per month.

     In the event of a director's death prior to January 1, 1999, the Bank will pay the Retirement Plan Amount on a monthly basis for a period of 120 months to the director's beneficiary. Similarly, in the event of a director's death after becoming entitled to receive the payments under the Retirement Plan but before all payments have been made, the Bank shall pay the remaining amounts to the director's beneficiary. In the event that the director voluntarily resigns prior to January 1, 1999, the director shall be entitled to receive a percentage of the monthly Retirement Plan Amount. This percentage varies among the different Retirement Plan agreements, but is generally determined by a formula based on the director's full years of service after January 1, 1994. The Retirement Plan Amounts generally vest over a period of five to ten years under the different agreements. In the event that on or before the Retirement Plan Qualifying Date the director's service is terminated for any reason within 24 months following a change in control, the Bank will pay the director the monthly Retirement Plan Amount for a period of 120 months.

     The Bank has entered into a deferred compensation agreement entitled Director's Deferred Payment Agreement (as amended, the "Payment Agreement") with Directors Buckman, Howdy, Gibbs, Parker, Holscher and Vann. Under the terms of each Payment Agreement, a director deferred receipt of his director's fees in an amount equivalent to $291.66 per month over a six-year period. In addition, Mr. Vann has agreed to defer receipt of his director's fees in the amount of $220.35 per month from September 1, 1995 until the end of his term as a director. In exchange for the agreement to defer receipt of his director's fees, a director will receive, upon the earlier of the director's 65th birthday or termination of service as a director for any reason on or after attaining age 55, a certain amount ("Payment") per month for a period of 120 months. Directors Buckman, Howdy, Gibbs, Parker, Holscher, and Vann will receive a monthly Payment of $1,054, $1,726, $1,610, $2,748, $3,628, and
$8,256, respectively.


     In the event of a director's death after becoming entitled to receive monthly Payments but before all Payments have been made, the Bank will pay all remaining amounts to the director's beneficiary. Similarly, in the event of the director's death prior to the commencement of his monthly Payments, the Bank will pay a monthly amount for 120 months to the director's beneficiary. In the event that prior to the commencement of the monthly Payments a director's service is terminated for any reason other than death, then the director will be entitled to begin receiving his Payments (beginning on a date to be determined by the Bank, but not later than the first day of the sixth month following the month in which the director's 55th birthday, or if earlier, death, occurs).

     With respect to all of the deferred compensation and retirement arrangements discussed above, the timing of the first payments under the agreements shall be determined by the Bank, provided that such payments shall commence no later than the first day of the sixth month following the month in which the event triggering the distribution occurred. In addition, each arrangement provides that within ten business days after a change in control, the Bank shall fund, or cause to be funded, a trust in an amount equal to the present value of all benefits that may become payable under the respective arrangements, unless the recipient of the benefits has provided a release of any claims under the agreement. With respect to the above plans and agreements, "change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period ("Continuing Directors") cease to constitute at least two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by at least two-thirds of the Continuing Directors then in office. "Termination of protected employment" generally refers to an employee's termination of employment without just cause, or the employee's voluntary termination of employment for certain events which have not been consented to in advance by the employee, including but not limited to a material reduction in base compensation as in effect on the date of a change in control, the failure of the Bank to maintain existing or substantially similar employee benefit plans, the assignment of duties and responsibilities which are other than those normally associated with the employee's position, a material reduction in the employee's authority and responsibility, and the failure to elect or re-elect the employee to the Board of Directors, if he has served on the Board during the term of the applicable agreement or plan.

     With the exception of the Retirement Plan, the cost of which is funded through payments by the Bank, the cost of all of the director retirement and deferred compensation plans described above is funded through deferral of compensation or Board of Director fees otherwise payable to the beneficiary under the plan or agreement. The deferred amounts are then used to purchase insurance, and dividends on such insurance in turn are utilized to purchase additional insurance, which will provide the funds necessary to meet the Bank's obligations under the plans and agreements when such obligations become due. The Board of Directors periodically reviews its insurance coverage to ensure that the coverage is adequate to reimburse the Bank for its anticipated expenses under the plans and agreements. If the insurance coverage is found to be inadequate as to a covered director, the Board of Directors may require the director to defer additional sums to reimburse the Bank for the purchase of additional insurance or may reduce the retirement benefit.

     Under the director retirement and deferred compensation plans, directors are considered general creditors of the Bank with respect to retirement benefits and will receive such benefits only if the Bank continues to be solvent or, if the Bank is insolvent, only to the extent funds remain following full payment to priority creditors such as depositors and secured creditors.


________________________________________________________________
     PROPOSAL II -- APPROVAL OF THE NEWSOUTH BANCORP, INC.
                   1997 STOCK OPTION PLAN
________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the NewSouth Bancorp, Inc. 1997 Stock Option Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval. The Option Plan is attached hereto as


Exhibit A and should be consulted for additional information.
All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders (the
"Effective Date"), and prior thereto no awards may or will be made.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant options, to determine the form and content of any options granted under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan. It is expected that the Committee will initially consist of Directors Howdy, Gibbs and Holscher.

     Eligible Persons. Under the Option Plan, the Committee has discretionary authority to grant stock options ("Options") to such employees and directors (including members of the Committee) as the Committee shall designate. In addition, all directors, including one executive officer, will receive the automatic grants described below (see "Automatic Grants"). As of the Record Date, the Company and its subsidiaries had approximately 12 employees and six non-employee directors who were eligible to participate in the Option Plan.

     Shares Available for Grants. The Option Plan reserves 290,950 shares of Common Stock for issuance upon the exercise of Options. Such shares may be (i) authorized by unissued shares,
(ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of such Options. If Options should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options shall, unless the Option Plan shall have been terminated, be available for the grant of additional Options under the Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.


     Automatic Grants. On the Effective Date, all directors, including one executive officer, of the Company and the Bank will receive one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see "--Stock Option Grants" and "New Plan Benefits" below). Options granted to non-employee directors will have a term of ten years, and expire one year after a director terminates continuous service as a director for any reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of a director's death during the term of his or her directorship, the Options shall become immediately exercisable, and will expire two years after his or her death. In the event of such director's disability during his or her directorship, the director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to disability, but not later than the date that the Option would otherwise expire.

     Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless the Committee specifically imposes a vesting schedule in an agreement granting an Option, each Option shall be fully vested and exercisable at all times. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan),
(ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death. Upon an optionee's exercise of an Option, the Company may, in the discretion of the Committee, pay the optionee a cash amount of up to the amount of any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, provided that the Committee did not elect to pay the amount of such nonrecurring dividend to the optionee upon exercise of the Option.

     An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and
(ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Change in Control. The Option Plan provides that upon the earlier of a "Change in Control" or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Option Plan or any agreement with an optionee. For purposes of the Option Plan, Change in Control means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of Section 53-42.1 of the General Statutes of North Carolina or 12 U.S.C. Section 1817(7)(j)(8)(B) or the regulations promulgated by any North Carolina or Federal regulatory agency having regulatory authority over the Company or the Bank applying such statutes, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or

nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     Although these provisions are included in the Option Plan primarily for the protection of an employee-optionee in the event of a Change in Control of the Company, they may be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

     Transferability. Optionees may transfer their Options to family members or trusts under specified circumstances. Options may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the optionee's death or disability, or such other event as the Board of Directors may specifically deem appropriate.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Option then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Option Plan.
No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Option previously granted.

     Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of

either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

PROPOSED STOCK OPTION GRANTS

     Set forth below is certain information relating to all Options which are to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on February 13, 1998, as reported on the Nasdaq National Market System, was $29.75 per share.
                                             Number of Shares
    Participant or Group                    Subject to Options
    --------------------                    ------------------

  Non-Employee Directors:

   Edmund T. Buckman, Jr.                          18,300
   Linley H. Gibbs, Jr.                            18,300
   Frederick N. Holscher                           18,300
   Frederick H. Howdy                              18,300
   Charles E. Parker, Jr.                          18,300
   Marshall T. Singleton                           18,300

           Others
           ------

  Thomas A. Vann, President of the
   Company and the Bank                            72,735
  All current executive officers
   as a group (10 persons)                        139,735
  All current directors who are not
   executive officers as a group (6 persons)      109,800
  All employees, including all current
   officers who are not executive officers,
   as a group (2 persons)                          14,000

     For additional information relating to proposed option grants, see "New Plan Benefits" below.


RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. The Board of Directors recommends a vote "FOR" approval of the Option Plan.


________________________________________________________________
     PROPOSAL III -- APPROVAL OF MANAGEMENT RECOGNITION PLAN
________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the NewSouth Bancorp, Inc. Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. The initial grant of MRP awards will occur upon the MRP's receipt of stockholder approval. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing employees and directors of the Company, the Bank and their affiliates with a proprietary interest in the Company, with compensation for their past contributions to the Company and the Bank, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP will become effective immediately upon its approval by the Company's stockholders (the "Effective
Date"), and prior thereto no awards may be made.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Company's Board of Directors who are "Non-employee Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion (1) to grant MRP awards to such employees as the MRP Committee may select, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and which he or she reasonably believed to be in the best interests of the Company and its affiliates. As of the Record Date, the MRP Committee consists of Directors Howdy, Gibbs and Holscher.

     MRP Trust; Purchase Limitations. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Howdy, Gibbs and Holscher will act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Bank. With funds contributed by the Company, the MRP Trust has purchased, in the aggregate, 116,380 shares of the Company's Common Stock. Such shares currently are being held in a grantor trust. The number of shares is the maximum that the MRP Trust may purchase. In the event the MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with the MRP, the MRP Committee may make awards with respect to such shares.


     Types of Awards; Eligible Persons. The MRP Committee may make MRP awards, in the form of restricted stock, with respect to shares held in the underlying MRP Trust. The MRP Committee has the discretion to select employees and directors of the Company and/or of the Bank who will receive MRP awards. In selecting those employees and directors to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of eligible employees, the value of their services to the Company and its affiliates (including the Bank) and any other factors the MRP Committee may deem relevant. In addition, the MRP specifically provides for certain automatic awards to all directors, including an executive officer, (see " -- Automatic Awards" below).

     Automatic Awards. All directors, including an executive officer, of the Company and the Bank will receive one-time awards on April 8, 1998 (see "New Plan Benefits" below).

     Vesting.   Pursuant to the MRP, freely transferable shares
of Common Stock will be transferred to participants as they become vested in their MRP awards. The automatic MRP awards that will be granted on April 8, 1998 will become 33 1/3% vested on each of the three anniversary dates of the award, provided, with respect to each vesting date, that the participant is an employee or director of the Company or an affiliate on such date. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's death or disability (as defined in the MRP). If a participant terminates employment for reasons other than death or disability, the participant forfeits all rights to the shares then under restriction.

     Change in Control. The MRP provides that notwithstanding the general rule with respect to vesting of awards: (i) all shares subject to an award under the MRP held by a participant whose service with the Company or an affiliate terminates due to the participant's death or disability, shall be deemed earned and 100% vested as of the participant's last day of service with the Company or an affiliate, and (ii) all shares subject to an award held by a participant shall be deemed earned and 100% vested as of the earlier of a "Change in Control" or, if earlier, the execution of an agreement to effect a Change in Control. For purposes of the MRP, Change in Control is defined to mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of
1934), (4) the acquisition of control of the Bank or the Company within the meaning of Section 53-42.1 of the General Statutes of North Carolina or 12 U.S.C. Section 1817(7)(j)(8)(B) or the regulations promulgated by any North Carolina or Federal agency having regulatory authority over the Company or the Bank applying such statutes, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of the definition of Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the MRP Committee as to whether a change in control has occurred shall be conclusive and binding.

     Distributions of Shares; Voting; Dividends. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein, and in the absence of any such voting, shall be voted in the manner directed by the Board of Directors. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash. There shall also be distributed an appropriate amount of net earnings, if any, of the MRP Trust with respect to any cash dividends so paid out.


     Accrual of Dividends. Whenever shares of Common Stock are paid to an award recipient or beneficiary thereof, such recipient or beneficiary shall also be entitled to receive, with respect to each share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant MRP award was initially granted to such participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     No shares may be distributed from the MRP Trust prior to the date which is three years from the date of the Bank's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the disinterested directors of the Company's Board of Directors.
Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is three years from the date of the Bank's conversion to stock form.

     Deferral of Awards. The MRP provides that at any time prior to December 31st of any year prior to the date on which a participant becomes vested in any shares subject to his or her award, a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect to defer the receipt of all or a percentage of the shares that would otherwise be transferred to the participant upon the vesting of such award (the "Deferred Shares"). MRP participants shall receive earnings on dividends paid on Deferred Shares at a rate equal to the dividend-adjusted total return on the Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The MRP Trustees shall hold each Participant's Deferred Shares and deferred earnings in the MRP Trust until distribution is required pursuant to the participant's election.

     Transferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, amend or terminate the MRP at any time, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.


     The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust will not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards.  For information relating to proposed
MRP awards, see "New Plan Benefits"below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP to exempt certain transactions from the short-swing trading rules of the SEC.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
MRP.

                        NEW PLAN BENEFITS

     The following tables sets forth certain information regarding the benefits to be received under the Option
Plan and the MRP.

                                   Option Plan                   MRP
                            -----------------------    -----------------------
                               Dollar       Number        Dollar       Number
   Name and Position        Value ($)(1)   of Units    Value ($)(2)   of Units
   -----------------        ------------   --------    ------------   --------

Thomas A. Vann, President     $    --       72,735      $  865,576     29,095
 of the Company and the Bank

All current executive officers
 as a group (10 persons)           --      139,735       2,006,935     67,460

All current directors who are
 not executive officers
 as a group (6 persons)            --      109,800       1,306,620     43,920

All employees, including all
 current officers who are not
 executive officers, as a group
 (2 persons)                       --       14,000         148,750      5,000

__________

(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at this Special Meeting.
(2) Based on the closing price of the underlying Common Stock of $29.75 per share as quoted on the Nasdaq National Market System on February 13, 1998.


________________________________________________________________
                          OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Special Meeting. However, if any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                          MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Regan & Associates, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which Regan and Associates, Inc. will receive a fee of $4,250, plus reimbursement of certain out-of-pocket expenses.

________________________________________________________________
                      STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 1998, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1311 Carolina Avenue, Washington, North Carolina 27889 by no later than September 14, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ William L. Wall

                        William L. Wall
                        Secretary
March 5, 1998
Washington, North Carolina



    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN
PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,
YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING
PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                NEWSOUTH BANCORP, INC.
                1997 STOCK OPTION PLAN

     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c)  "Bank" shall mean NewSouth Bank.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of Section 53-42.1 of the General Statutes of North Carolina or 12 U.S.C. Section 1817(7)(j)(8)(B) or the regulations promulgated by any North Carolina or Federal regulatory agency having regulatory authority over the Company or the Bank applying such statutes, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)  "Company" shall mean NewSouth Bancorp, Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 13 hereof.

     (n) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (o)  "Exercise Price" shall mean the price per Optioned
Share at which an Option may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t)  "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (w)  "Plan" shall mean this NewSouth Bancorp, Inc. 1997
Stock Option Plan.

     (x)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y)  "Share" shall mean one share of Common Stock.

     (z) "Year of Service" shall mean a full twelve-month period, measured from the date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.


     3.  TERM OF THE PLAN AND OPTIONS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 15 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  SHARES SUBJECT TO THE PLAN.

     Except as otherwise required under Paragraph 10, the aggregate number of Shares deliverable pursuant to Options shall not exceed 290,950 Shares, which equals 10% of the Shares issued by the Company in connection with the Bank's conversion from mutual to stock form. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of at least two Directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such
Agreement.   The terms of each such Agreement shall be in
accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Options to Employees and Directors (including members of the Committee). In addition, the Committee shall automatically make the awards specified in Paragraphs 6(b) and 9 hereof.

     (b)  Automatic Grants to Employees.  On the Effective
Date, each of the following Employees shall receive an Option to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
Date:

          Participant              Number of Shares
          -----------              ----------------

          Thomas A. Vann                 72,735

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such
        date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Unless the Committee specifically imposes a vesting schedule in an Agreement granting an Option, each Option shall be fully vested and exercisable at all times, subject to Paragraph 13 hereof. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d)  Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

     9.   AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase 18,300 Shares. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant, and be subject to the terms of Paragraph 9(b) hereof.

     (b) Terms of Exercise. Options received under the provisions of Paragraph 9(a) shall (i) be fully exercisable at all times, subject to Paragraph 13 hereof, and (ii) may be exercised from time to time by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 18 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     10.  CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK
          SUBJECT TO THE PLAN.

     (a)  Change in Control.  Upon a Change in Control, all
Options shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to
herein as a "Transaction"), all outstanding Options, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (d) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (f) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     (g) Certain Special Dividends. The Exercise Price of shares subject to outstanding Options shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (g) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     11.  NON-TRANSFERABILITY OF OPTIONS.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Paragraph 11. Options which are transferred pursuant to this Paragraph 11 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     12.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Options may be granted within one year of the closing date of the Bank's mutual-to-stock conversion, or become exercisable prior to approval of the Plan by the stockholders of the Company.


     14.  MODIFICATION OF OPTIONS.

     At any time, and from time to time, the Board may autho-rize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an
Optionee the in-the-money   value of his Option in consideration
for its cancellation, or all of these restrictions.

     17.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.


     19.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     20.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except to the extent that federal law shall be deemed to apply.


                NEWSOUTH BANCORP, INC.
              MANAGEMENT RECOGNITION PLAN


                       ARTICLE I
               ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                      ARTICLE II
                  PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                      ARTICLE III
                      DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Bank" means NewSouth Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Change in Control" means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock,
(2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of Section 53-42.1 of the General Statutes of North Carolina or 12 U.S.C. Section 1817(7)(j)(8)(B) or the regulations promulgated by any North Carolina or Federal regulatory agency having regulatory authority over the Company or the Bank applying such statutes, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board
was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     3.06 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.07 "Common Stock" means shares of the common stock of the Company.

     3.08 "Company" means NewSouth Bancorp, Inc.

     3.09 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.10 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.11 "Director" means a member of the Board.

     3.12 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.14 "Employee" means any person who is employed by the Company or an Affiliate.

     3.15 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17 "Plan" means this NewSouth Bancorp, Inc. Management
Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20 "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means the Company's Directors acting by majority.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                      ARTICLE IV
              ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of at least two Directors appointed by the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than three Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
                       ARTICLE V
           CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.
                            B-3

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to, more than four percent (4%) of the number of Shares issued on the Date of Conversion. Such Shares may be newly issued Shares, Shares held in Treasury, or Shares held in a grantor trust.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                      ARTICLE VI
               ELIGIBILITY; ALLOCATIONS

     6.01  ELIGIBILITY.  The Committee may make Plan Share
Awards only to Employees or Directors. In addition, the Committee shall automatically make the Plan Share Awards specified in Sections 6.04 and 6.05.

     6.02 ALLOCATIONS. The Committee will determine which Employees or Directors or directors of an Affiliate will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, grant additional Plan Share Awards from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the award and the number of Plan Shares covered by the award. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards, and prior thereto the Participant shall have no rights pursuant to the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on April 8, 1998, a Plan Share Award for 7,320 Shares. Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section
7.01. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 AUTOMATIC GRANTS TO EMPLOYEES. On April 8, 1998, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on April 8, 1998:

          Employee        Shares Subject to Plan Share Award
          --------        ----------------------------------

          Thomas A. Vann              29,095

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                       ARTICLE VII
  EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. With respect to Plan Share Awards that occur on April 8, 1998, the Plan Shares subject to such Awards shall be earned and become non-forfeitable by a Participant according to the following schedule, provided the Participant is an Employee or Director on the scheduled vesting date:

                                Percent of Plan Share
          Vesting Date        Award that Becomes Vested
          ------------        -------------------------
          April 8, 1998                 33-1/3%
          April 8, 1999                 33-1/3%
          April 8, 2000                 33-1/3%

     The Committee shall determine the vesting conditions applicable to any Plan Share Awards made after the Effective
Date.

     (b) ACCELERATION FOR TERMINATIONS DUE TO DEATH, DISABILITY, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above: (i) all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's death or Disability, or shall be deemed earned and 100% vested as of the Participant's last day of service with the Company or an Affiliate, and (ii) all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed earned and 100% vested upon a Change in Control.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: General Rule. Except as provided in Subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.


     (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

     (c) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is three (3) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of disinterested directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is three years from the Date of Conversion.

     (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05.  DEFERRAL ELECTIONS BY PARTICIPANTS.

     (a)  ELECTIONS TO DEFER.   At any time prior to December
31st of any year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares").

     (b)  RECORDKEEPING; HOLDING OF DEFERRED SHARES.  The
MRP Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The Trustees shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

     (c) DISTRIBUTIONS OF DEFERRED SHARES. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form. All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the
delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's designated beneficiary, if living, or if such designated beneficiary is deceased or the Participant failed to designate a beneficiary,
to the Participant's estate.   If, on the other hand, a
Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's Election Form shall become irrevocable on the date that occurs
(i) one year before the Participant's termination of Continuous Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's Continuous Service.

     (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (e)  RIGHTS TO DEFERRED SHARES AND EARNINGS.  A
Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

                     ARTICLE VIII
                     MISCELLANEOUS

     8.01  ADJUSTMENTS FOR CAPITAL CHANGES.

     (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b)  TRANSACTIONS IN WHICH THE COMPANY IS NOT THE
SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan
Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of North Carolina to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective immediately upon its approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes cast at a duly called meeting of the Company's
stockholders held in accordance with applicable laws.   In no
event shall Plan Share Awards be made within one year of the Date of Conversion.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).


                         REVOCABLE PROXY
                      NEWSOUTH BANCORP, INC.

                 SPECIAL MEETING OF STOCKHOLDERS
                         April 8, 1998


    The undersigned hereby appoints Frederick H. Howdy, Linley
H. Gibbs, Jr. and Frederick N. Holscher, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of NewSouth Bancorp, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at 1311 Carolina Avenue, Washington, Washington, North Carolina, on Wednesday, April 8, 1998, at 10:00 a.m., eastern time (the "Special Meeting"), and at any and all adjournments thereof, as follows:



                                     FOR     AGAINST    ABSTAIN

  1. Approval of the
     NewSouth Bancorp, Inc.
     1997 Stock Option Plan
                                    [    ]    [    ]     [    ]

  2. Approval of the
     NewSouth Bancorp, Inc.
     Management Recognition Plan
                                    [    ]    [    ]     [    ]



    The Board of Directors recommends a vote "FOR" each of the listed propositions.


    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting and a Proxy Statement dated March 5, 1998.

Dated: ______________________, 1998



_________________________              _________________________
PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER



_________________________              _________________________
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER


    Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.